SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                          Form 8-K

                       CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2000


                      LACLEDE GAS COMPANY
_____________________________________________________________________
       (Exact name of registrant as specified in its charter)

   Missouri                  1-1822                   43-0368139
_____________________________________________________________________
(State or other           (Commission                (IRS Employer
  jurisdiction                File                   Identification
      of                     Number)                       No.)
 incorporation)

 720 Olive Street      St. Louis, Missouri                63101
_____________________________________________________________________
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
                                                   _______________

                             NONE
_____________________________________________________________________
   (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     On October 26, 2000 the Company issued the news releases attached as Exhibits 1 and 2.



Item 7.  Exhibits.

     See the Index to Exhibits.





























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                             SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LACLEDE GAS COMPANY
                                          (Registrant)



                                       By: GERALD T. MCNEIVE, JR.
                                           ________________________
                                           Gerald T. McNeive, Jr.
                                           Senior Vice President-
                                           Finance and General Counsel

October 26, 2000
     (Date)






















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                       Index to Exhibits




Exhibit No.
-----------

    1            Laclede Gas Company news release dated
                 October 26, 2000.

    2            Laclede Gas Company news release dated
                 October 26, 2000.